Exhibit 10.15

Xiaopeng Brand Vehicle Cooperative Manufacturing Agreement

Agreement No.: (HMC) QT-2017-081

Execution Date: March 31, 2017

Party A: Haima Automobile Co., Ltd.

Contact address: No. 1689, Hanghai East Road, Economic and Technological Development Zone, Zhengzhou

Tel.: ************ Zip code: 450016

Party B: Guangzhou Xiaopeng Motors Technology Co., Ltd.

Contact address: 3rd Floor, Building B7, No. 11, Kaiyuan Avenue, Science City, New and High-Tech Development Zone, Guangzhou

Tel.: ************ Zip code: 510530

Whereas,

Party A and Party B have their own advantageous resources in the research and development, production, sale, and service of new energy vehicles, and are highly complementary, which will greatly promote the development of both parties.

Based on full trust and the consideration of development strategy, according to the principles of good faith, equality and mutual benefit, sincere cooperation and common development, Party A and Party B, through friendly negotiation, enter into the following agreement with respect to cooperation to develop, produce and sell Xiaopeng new energy vehicles (hereinafter referred to as the “Products”) and other related matters, for their joint implementation.

I.R&D and Certification of the Products

1.

Party B shall determine the definition and development method of the Products under its own responsibility, and undertake the design and development of the Products. Party A does not directly participate in the design and only performs necessary check and acceptance of the technical requirements of the entire vehicle at the entire vehicle level.

2.

The Products developed by Party B must comply with national laws and regulations and be competitive in the market. Party A shall review, appraise and countersign the Products under its own responsibility to ensure that they comply with relevant national technical regulations and Party A’s technical standards.

3.

Party B shall develop and invest in the tooling (including molds and inspection tools) of the Products under its own responsibility, and Party A will participate in the review and determination of the technical requirements of the tooling and the on-site joint testing.

4.	Party B shall bear all responsibilities, costs, and losses caused by any issue of the design and development of the Products.

5.

Party A shall handle the product certification application under its own responsibility, and Party B is responsible for providing support such as prototype vehicles, technical support for testing, and preparation of corresponding technical data required for the product certification. Party B shall bear the direct costs incurred due to the certification of the Products, and other related indirect costs shall be negotiated and determined by both parties separately.

II.Production Preparation of the Products

1.

Party A will organize and implement the production and manufacturing plan for the Products proposed by Party B and agreed upon by both parties. The production preparation shall be controlled by the relevant conditions of Party A’s quality gates of ET, PT, SOP, and SOS.

2.

Party A shall organize the production preparation of the Products under its own responsibility, and shall negotiate with Party B according to the actual situation to formulate a specific production capacity building (renovation) plan for the Products. Party B shall bear the relevant expenses for the special equipment (including fixtures) invested in the production of the Products.

3.

Party A’s suggestions for rational design changes for the Products, including but not limited to improving line sharing, reducing investment and transformation costs, and improving production technology, shall be evaluated by Party B and implemented through product design changes. If there is any dispute, both parties shall negotiate to settle it.

4.

Party A and B should prepare the digital models, drawings, parts list (EBOM), process documents, inspection standard reference book, inspection standards and other technical materials required for the production of the Products in accordance with the “Work Division Table” (see Annex 1). If the above materials are to be provided by Party B, Party B shall provide them to Party A within the time agreed by both parties.

5.

During the production period of the Products, if Party A finds that the drawings or technical requirements provided are unreasonable, it shall notify Party B in time. Party B shall reply within the time specified in the notice and propose amendments. If Party A does not receive any reply within the time specified in the notice, it has the right to stop work and notify Party B in time, and Party B shall bear the losses caused thereby.

6.	The technical documents used for the production of the Products transformed by Party A based on the technical materials provided by Party B shall be confirmed by Party B in writing.

7.

During the trial production and mass production of the Product, Party B shall provide necessary on-site technical support and services to Party A (during the trial production and mass production period, technical personnel shall be stationed at Party A’s premises), and shall be obliged to assist Party A in dealing with emergent quality problems, solve the quality problems of the suppliers of Party B responsible for purchasing materials, and provide cooperation in the process.

III.Production Plan and Order

Party A shall arrange the production plan of the Products according to the product order of Party B, and organize the production, manufacturing, acceptance and delivery of the Products. The final Products must pass Party B’s acceptance.

1.	Small batch debugging stage

Party A and Party B will jointly negotiate the debugging time and debugging plan of the Products. The debugging result must be confirmed by both parties before entering the mass production stage.

2. Mass production stage

(1)

Party B will inform Party A of the overall order plan for the next year in the fourth quarter of each year, and both parties will jointly negotiate and determine the annual production plan for the next year.

(2)

In the annual production plan, before the 15th day of each month, Party B shall notify Party A of the planned quantity of the Product orders for the next month and the following months, and both parties will determine the 2-month order plan within 5 working days after mutual negotiation.

(3)

In principle, the order plan for the current month cannot be adjusted, and the adjustment quantity of the order plan for the next two months must not exceed ±20%. If it is necessary to change the order plan due to market reasons, both parties will decide separately after negotiation.

(4)

When Party B unilaterally changes the quantity of the Product order plan during the term of this Agreement, and Party A thus suffers parts inventory overstock, scrapping, or other issues, Party B shall compensate Party A for all direct losses caused thereby.

IV.Material Procurement

1.

In principle, Party B shall undertake the supplier development and management of the Products under its own responsibility, including the design and development of parts, commercial procurement, quality management, after-sales service, etc. In respect of the 3C and other key parts jointly determined by both parties, Party A and Party B will sign a tripartite purchase contract with the supplier in accordance with the requirements of Party A’s quality management system. The management content includes but is not limited to supplier qualification review, sample appraisal, small batch appraisal and PPAP review.

2.

Party A and Party B jointly negotiate to determine the purchasing method of parts, accessories and other materials (hereinafter referred to as “Materials”) required for the production of the Products. Among them, Party A is responsible for purchasing certain Materials, Party A purchases certain Materials from Party B, and both parties jointly purchase key parts and 3C parts. The specific purchase list will be discussed and determined by both parties separately.

3.

Party B warrants that the Materials provided to Party A meet the requirements of Party A’s quality inspection standards, comply with relevant national and industry standards, have manufacturer’s product identification and quality inspection certificate, and will be equipped with the “Three Guarantees” of Party B.

4.	The specific matters concerning the purchase of Materials by Party A from Party B shall be agreed upon by both parties in a separate agreement on the purchase of the Materials for the Products.

V.Product Quality

1.

The Products will be managed and controlled in accordance with the management mode of Party A’s quality gates of BT, PT, SOP, and SOS. The quality gate management principles and the product quality standards shall be jointly negotiated by Party A and Party B.

2.

Party A will organize the production in accordance with the product quality standards agreed by both parties, and the key processes of manufacturing the Products will be subject to the quality monitoring by Party B.

3.

Party A shall be responsible for the quality control of the manufacturing process of the Products under its own responsibility, and guarantee that the Products finally produced and delivered meet the product quality and performance required by the quality standards agreed by both parties. When there is any quality issue, Party A will analyze and determine the responsibility. If there is a dispute in the responsibility determination, it will be handed over to both parties for joint determination.

4.

Party A guarantees that the Products provided to Party B have been inspected in accordance with the quality standards agreed by both parties, and the Products that fail to pass the inspection cannot be sent to Party B, unless Party B agrees to concession after negotiation.

VI.Delivery of the Products

1.

The production and delivery time of the Products shall be subject to the order plan agreed by both parties. If any party requests early or delayed delivery, it shall negotiate with the other party in advance and implement it as agreed.

2.

The Products will be delivered at the delivery location arranged by Party A (near the location of Party A’s factory), and Party A will also provide relevant vehicle-mounted documents such as the product certificate.

3.	The quality issues of the Products occurred during the delivery process shall be resolved by both parties through negotiation.

4.

Party B shall be responsible for the final inspection of the Products, and Party B will assign a full-time inspector to the inspection site of Party A to conduct inspection. Party B shall bear the responsibility for any delay in product delivery caused by Party B’s failure to inspect and confirm in time. Party A shall bear the responsibility for the delay of product delivery caused by Party A.

5.

Where Party B picks up the Products by itself, the delivery time shall be the date of going through the handover procedures by both parties. If Party B entrusts Party A to arrange the transportation of the Products, the delivery time shall be the stamp date issued by the carrier entrusted by Party A. Party B shall pay the corresponding fees. If the parties have agreed on the fee, it shall be calculated according to the agreed method. If there is no agreement, the fee will be determined through separate negotiation.

VII.Technical Services

Party A will establish the entire vehicle technical requirements, evaluation standards, gate management, quality management, process plans, etc. for the Products, and provide Party B with technical services such as tracing the inventory, manufacturing process and related parts quality issues. Party A will charge Party B for technical service fees.

1.	Fee standard. Party A will charge Party B a technical service fee in accordance with the standard of *****yuan/unit (including ***% VAT).

2.

Settlement basis. The fee will be settled when the vehicles are delivered. The settlement quantity will be the quantity of the Products delivered by Party A to Party B and checked and accepted by Party B, which will be subject to the handover procedure of the Products signed by both parties.

3.

Settlement method. On the 26th day of each month, Party A will feed back the settlement quantity and related vouchers to Party B. Party B will calculate the fees based on the settlement unit price after confirmation of the above quantity and vouchers, and directly pay the fees to Party A by wire transfer within *** days (acceptance bills are not accepted).

VIII.Sale of the Products

1.

Party A appoints Party B to be the general distributor of the Products and Party B enjoys the exclusive general distribution right of the Products. During the performance of this Agreement, Party A shall not authorize other companies to distribute the Products.

2.

As the general distributor of the Products, Party B shall have full authority to carry out the sales and after-sales service business activities of the Products, provide after-sales maintenance services to the customers of the Products, and strive to expand the market share and brand awareness of the Products. Party B is responsible for establishing its own product sales system and has the right to develop distributors and service outlets on its own.

3.

Party B shall be fully responsible for the after-sales service of the Products (including product three guarantees, claims, recalls, etc.). Party A shall bear the quality problems and costs caused by Party A’s production and manufacturing of the Products, and other costs incurred shall be borne by Party B. Party A has the right to directly deduct the above costs from the payment between both parties, and Party B has no objection thereto.

4.

Party B is responsible for handling the market feedback issues of the Products, and Party A is responsible for assisting Party B to trace and deal with the inventory, manufacturing process and related parts.

5.	The specific matters concerning the sale of the Products shall be agreed upon by both parties in a separate general distribution agreement of the Products.

IX.Intellectual Property Rights

1.	The intellectual property rights and corresponding rights and interests acquired by both parties before this cooperation shall be owned by both parties respectively.

2.

The brands, trademarks and intellectual property rights arising from the design and development of the Products shall be owned and disposed of by Party B. Party B authorizes Party A to use the aforementioned brands, trademarks and intellectual property rights for free in the process of producing, manufacturing, and selling the Products. Without the permission of Party B, Party A shall not apply for a patent or transfer them as technical secrets to any third party, nor shall it permit any third party to exploit and use them.

3.

Party B guarantees that it has the legal titles to the brand, trademark, intellectual property right, technology and information used in the product design, development, and production of the Products free of any dispute by any third party, and that there is no infringement of any third party’s intellectual property rights or other rights. Otherwise, Party B shall be fully responsible for the disputes arising therefrom, and compensate Party A for the losses caused thereby.

4.

Party A owns the entire vehicle technical requirements, evaluation standards, gate management, quality management, process plan and other know-how and/or intellectual property rights of the Products. Without the permission of Party A, Party B shall not apply for a patent or transfer them as technical secrets to any third party, or permit any third party to exploit and use them.

X.Confidentiality

1.	Without the written consent of the other party, neither party may disclose the confidential information obtained during the cooperation period to any third party.

2.

Each party shall obtain the prior written consent of the other party before providing confidential information to their related cooperative entities due to the performance of this Agreement, and ensure that their related cooperative entities also perform the confidentiality obligations under this Article X.

3.

Both parties shall strive to protect the intellectual property rights of the Products, keep confidential the business secrets (technical information, materials, special molds, equipment, etc.) of the other party known through the transactions under this agreement, and bear the responsibility of confidentiality.

XI.Liabilities for Breach of Contract

1.

If either party fails to comply with the provisions of this Agreement or fails to perform the relevant provisions of this Agreement and causes losses to the other party, the breaching party shall bear the corresponding liability for breach of contract.

2.

Either party’s failure to perform the obligations stipulated in this Agreement in whole or in part shall constitute a breach of contract. If the breaching party fails to correct the failure within 30 days after the non-breaching party submits the written opinion on correction, the non-breaching party has the right to terminate this Agreement and demand the breaching party to compensate the damages.

XII.Term of Agreement

1.	This agreement is valid from the execution date to December 31, 2021. After this Agreement expires, if both parties continue to cooperate, this Agreement can be renewed.

2.

After the termination of this Agreement, the aforesaid special equipment, tooling, appliances and instruments purchased by Party B for the production of the Products that can be directly moved or simply disassembled shall be returned by Party A to Party B, and the remaining equipment shall be owned by Party A.

XIII.Force Majeure

During the implementation of this Agreement, if force majeure events such as war, turmoil, or natural disaster occur, which makes the implementation of this Agreement difficult to continue, both parties shall negotiate on the emergency measures in a timely manner. If a force majeure event occurs to either party, it shall inform the other party within 15 working days.

XIV.Dispute Resolution

The validity, interpretation, implementation and performance of this Agreement and the dispute resolution concerning this Agreement shall be governed by the laws of the People’s Republic of China. Both parties shall negotiate and resolve all disputes arising from performance of or relating to this Agreement as soon as possible. If the parties are unwilling to negotiate or fail to reach an agreement after negotiation, either party may apply to Zhengzhou Arbitration Commission for arbitration. During the dispute resolution period, both parties shall continue to perform other obligations stipulated in this Agreement except for the matters in dispute.

XV.Modification of Agreement

1.

If this Agreement needs to be modified during the implementation process, both parties shall reach a written agreement through consultation. Unless there is a statutory or agreed cause to terminate this agreement, neither party may modify or terminate this agreement without authorization.

2.	After this Agreement comes into effect, neither party may transfer all or part of its rights under this Agreement to any third party without the written consent of the other party.

XVI.Miscellaneous

1.

For matters not covered in this Agreement, both parties may reach a separate written agreement as an annex to this Agreement. Any annex, modification or supplement to this Agreement constitutes an integral part of this Agreement and has the same legal effect as this Agreement.

2.

During the cooperation period between Party A and Party B, Party B shall abide by Party A’s regulations on safety, environmental protection, integrity and self-discipline, and the “Integrity and Self-discipline Agreement” signed by both parties will continue to take effect during this period.

3.

This Agreement is made in four counterparts, with each party holding two. All counterparts have the same legal forces. This Agreement becomes effective when it is signed and sealed (official seal or special contract seal) by both parties and their authorized representatives.

[Signature page of Xiaopeng Brand Vehicle Cooperative Manufacturing Agreement between Haima Automobile Co., Ltd. and Guangzhou Xiaopeng Motors Technology Co., Ltd.]

Guangzhou Xiaopeng Motors Technology Co., Ltd. (seal)	Haima Automobile Co., Ltd. (seal)

[Company seal is affixed here]	[Company seal is affixed here]

Signature of authorized representative: /s/ Xia Heng	Signature of authorized representative: [Representative’s signature is affixed here]